UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	HOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2025, Harley-Davidson, Inc. (the “Company”) held the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

(a)	At the Annual Meeting, the Company’s shareholders voted on four proposals as set forth below, each of which was described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2025 in connection with the Annual Meeting (as supplemented to date, the “2025 Proxy Statement”). The number of votes cast for, against (where applicable), or withholding authority (where applicable), and the number of abstentions (where applicable) and any broker non-votes with respect to each matter voted upon are set forth below.

1.	Proposal 1 – Election of Directors: The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors has been duly elected and qualified:

Director Nominee	Shares Voted For	Shares Withholding Authority	Broker Non-Votes
Troy Alstead	97,816,332	1,740,067	3,449,002
James Duncan Farley, Jr.	97,711,200	1,845,199	3,449,002
Lori Flees	96,879,184	2,677,215	3,449,002
Allan Golston	96,191,655	3,364,744	3,449,002
Sara Levinson	57,479,742	42,076,657	3,449,002
Norman Thomas Linebarger	59,062,521	40,493,878	3,449,002
Rafeh Masood	97,942,211	1,614,188	3,449,002
Maryrose Sylvester	90,789,886	8,766,513	3,449,002
Jochen Zeitz	50,808,847	48,747,552	3,449,002

2.	Proposal 2: The approval, on an advisory basis, of the compensation awarded to the Company’s Named Executive Officers, as described in the 2025 Proxy Statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
68,453,322	19,792,428	11,310,649	3,449,002

3.	Proposal 3: The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Shares Voted For	Shares Voted Against	Abstentions
100,805,261	1,766,237	433,903

4.	Proposal 4: The approval of the Harley-Davidson, Inc. 2025 Director Stock Plan, as described in the 2025 Proxy Statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
83,808,786	4,405,602	11,342,011	3,449,002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025	HARLEY-DAVIDSON, INC.

	By:	/s/ Paul J. Krause
Paul J. Krause
Secretary